EXHIBIT 99.1

Monroe Bancorp Reports Earnings of $776,000 or $0.125 Per Share for the Second Quarter of 2009

BLOOMINGTON, Ind., July 28, 2009 (GLOBE NEWSWIRE) -- Monroe Bancorp (the "Company") (Nasdaq:MROE), the independent Bloomington-based holding company for Monroe Bank (the "Bank"), today reported net income of $776,000 or $0.125 per diluted common share for the quarter ended June 30, 2009 compared to $1,860,000 or $0.299 per diluted common share for the same period in 2008. This represents a 58.3 percent decrease in net income and a 58.2 percent decrease in diluted earnings per share. Return on average assets and return on average equity for the second quarter of 2009 were 0.38 percent and 5.53 percent, respectively, compared to 0.96 percent and 13.26 percent, respectively, for the second quarter of 2008. As discussed below, the decrease in year over year net income is largely related to the increased provision for loan losses and increased FDIC expenses, including a special FDIC assessment that was applied during the second quarter of 2009.

Net income for the second quarter of 2009 decreased by $331,000 or 29.9 percent compared to net income for the first quarter of 2009.

Net income for the first six months of 2009 totaled $1,882,000 or $0.303 per diluted common share compared to $3,453,000 or $0.554 per diluted common share for the same period of 2008. This represents a 45.5 percent decrease in net income and a 45.3 percent decrease in diluted earnings per share. Return on average assets and return on average equity were 0.46 percent and 6.75 percent, respectively, for the first six months of 2009 compared to 0.89 percent and 12.46 percent, respectively, for the first six months of 2008.

The decline in net income between the second quarter of 2009 and the second quarter of 2008 was largely the result of asset quality issues and increased FDIC expense. The provision for loan losses totaled $2,200,000 for the second quarter of 2009 compared to $1,050,000 for the same period of 2008. An increase in non-accrual loans impacted net interest income. Nonperforming loans totaled $18,576,000 on June 30, 2009, compared to $13,696,000 on March 31, 2009 and $15,906,000 on June 30, 2008. Additional asset quality information is presented in the section titled Asset Quality.

The provision for loan losses in the second quarter of 2009 was $400,000 less than the $2,600,000 made during the first quarter of 2009.

FDIC expense, partially due to a special assessment expensed during the second quarter, totaled $650,000 for the second quarter of 2009, compared to $283,000 for the first quarter of 2009 and $156,000 for the second quarter of 2008.

The combination of the increased provision and increased FDIC expense reduced pre-tax income by $1,644,000 during the second quarter of 2009 compared to the second quarter of 2008. The combined impact of these two expenses was $33,000 less in the second quarter of 2009 than the first quarter of 2009 and therefore did not contribute to the decline in net income between those periods. The primary cause of the decline in net income between the first and second quarter of 2009 was a $664,000 decrease in gains from the sale of securities.

Pretax income was also unfavorably impacted by a reduced level of gains on the sale of securities in the Bank's investment portfolio. Total gains on the sale of securities during the second quarter were $364,000 compared to $439,000 for the same quarter of 2008 and $1,028,000 for the first quarter of 2009.

During the second quarter, we took steps to strengthen our capital and the capital of the Bank. On July 17, 2009, Monroe Bancorp raised $13 million of Tier 2 capital through the issuance of subordinated debentures. The subordinated debentures were issued as the result of a public offering underwritten by Howe Barnes Hoefer & Arnett, Inc. The debentures carry an interest rate of 10.0% and will mature on June 30, 2019. The Company has the right to call the debt at any time after three years. The offering closed on July 17, 2009. The subordinated debentures were issued pursuant to the prospectus filed as part of the Company's registration statement under the Securities Act of 1933. The net proceeds from the offering will provide additional capital to Monroe Bank in order to solidify our balance sheet against future credit losses and, eventually, to support our continued growth. Proceeds from the offering will also be used for general corporate purposes at the holding company level.

"While continuing to feel the pressure of the economic downturn, ongoing issues with real estate related loans and the special FDIC assessment, I am pleased we were able to produce over $700,000 of net income during the quarter," said Mark D. Bradford, President and Chief Executive Officer. "Our efforts to contain and manage our problem assets, control costs and actively build business have helped us achieve this positive result. We are also pleased that we improved the capital of the Company and the Bank."

Financial Performance

Net interest income before the provision for loan losses increased 5.0 percent to $6,045,000 for the three months ended June 30, 2009 compared to $5,756,000 for the same period in 2008. The increase is largely attributable to lower funding costs and a $37,521,000 increase in average loans. The tax-equivalent net interest margin as a percentage of average earning assets for the quarter ended June 30, 2009 was 3.21 percent, compared to 3.20 percent for the quarter ended March 31, 2009 and 3.31 percent for the second quarter of 2008.

Net interest income before the provision for loan losses, increased $355,000 or 3.1 percent to $11,987,000 for the six months ended June 30, 2009 compared to $11,632,000 for the same period in 2008. The tax-equivalent net interest margin for the first six months of 2009 was 3.20 percent, compared to 3.33 percent for the first six months of 2008. A reconciliation of the non-GAAP tax-equivalent net interest margin to the GAAP net interest margin is provided in a table entitled "Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest Margin on a Tax-Equivalent Basis," included at the end of the attached financial summary.

Noninterest income totaled $3,186,000 for the second quarter of 2009 compared to $3,024,000 for the same period of 2008. Excluding the effect of the Company's deferred compensation plan, discussed in the "Use of Non-GAAP Financial Information" section of this release, noninterest income totaled $2,964,000 for the second quarter of 2009 compared to $3,066,000 for the same period of 2008, a decrease of $102,000 or 3.3 percent. The decrease in noninterest income was driven by declines in deposit related service charges (declined $98,000), trust fees (declined $105,000) and other operating income (declined $151,000) offsetting a $279,000 increase in fees earned on the sale of residential mortgages.

Noninterest income totaled $6,448,000 for the first six months of 2009 compared to $5,388,000 for the same period of 2008. Excluding the effect of the Company's deferred compensation plan, noninterest income totaled $6,358,000 for the first six months of 2009 compared to $5,622,000 for the same period of 2008. The $736,000 or 13.1 percent increase over the same period of 2008 was primarily the result of an $813,000 increase in gains from the sale of securities.

Noninterest expense was $6,123,000 for the three months ended June 30, 2009, compared to $5,371,000 for the same period of 2008. Noninterest expense, adjusted to remove the effect of the Company's deferred compensation plan, was $5,883,000 for the three months ended June 30, 2009, compared to $5,390,000 for the same period of 2008. A reconciliation of the non-GAAP noninterest income and expense, adjusted to remove the effect of the Company's deferred compensation plan, is provided in a table entitled "Reconciliation of GAAP Noninterest Income & Expense to Noninterest Income & Expense Without the Financial Impact of the Deferred Compensation Plan", included at the end of the attached financial summary. The $493,000 or 9.1 percent increase in noninterest expense is largely the result of the $494,000 increase in FDIC expense. The increase in FDIC expense resulted primarily from a special FDIC assessment that took place during the second quarter.

Noninterest expense totaled $11,346,000 for the first six months of 2009 compared to $10,762,000 for the same period of 2008. Noninterest expense, excluding the effect of the Company's deferred compensation plan, was $11,220,000 for the first six months of 2009, compared to $10,941,000 for the same period of 2008. The $279,000, or 2.6 percent increase is driven by a $731,000 increase in FDIC expense which more than offset a $266,000 or 6.0 percent decrease in salaries and wages.

Asset Quality

Nonperforming assets and 90-day past due loans totaled $22,959,000 (2.79 percent of total assets) at June 30, 2009 compared to $17,289,000 (2.10 percent of total assets) at March 31, 2009 and $16,472,000 (2.12 percent of total assets) at June 30, 2008.

Net charge-offs for the second quarter of 2009 totaled $1,576,000 or 1.01 percent of total loans compared to $1,436,000 (0.91 percent of total loans) for the first quarter of 2009 and $575,000 (0.38 percent of total loans) for the second quarter of 2008.

The Bank employs an internal system called the "Watch List" to bring attention to credits with varying degrees of concern over the prospects of complete repayment, including both principal and all interest. These concerns may be objectively based on the borrower's financial and payment performance or on subjective concerns that Bank management has with the markets and conditions that the borrower operates within. Loans on this list include:

 -- Loans with well defined weaknesses where the prospect of complete repayment of principal and interest is remote and loans placed on non-accrual where specific reserves and charge-offs are applied as needed, and

 -- Loans with potential weaknesses (whether borrower specific or due to market/economic considerations) that need to be resolved in order to avoid jeopardizing the complete repayment of principal and interest and the loan is subjected to additional scrutiny and assessment and internal documentation.

Loans on the Watch List tend to be more dependent on collateral if the borrower's repayment capacity is diminished and the Bank devotes additional attention to revaluing the collateral as appropriate in assessing the probability of loss.

                    --------------------------------------------------
                     6/30/2009     3/31/2009   12/31/2008   6/30/2008
 ---------------------------------------------------------------------
 Total Loans $      624,018,000  630,842,000  633,091,000  602,369,000
 ---------------------------------------------------------------------
 Total Watch List
  Loans              76,720,000   79,073,000   59,172,000   27,911,000
 ---------------------------------------------------------------------
 Number of Watch
  List Customers             69           67           52           42
 ---------------------------------------------------------------------
 Total Watch List $
  > 30 Days Past Due 17,368,000   22,370,000   14,751,000   16,129,000
 ---------------------------------------------------------------------
 Total Watch List $
  Customers Secured
  by Real Estate     70,697,000   72,005,000   55,507,000   24,929,000
 ---------------------------------------------------------------------
 Total Watch List $
  Secured by Non R/E  5,855,000    6,878,000    3,268,000    2,782,000
 ---------------------------------------------------------------------
 Total Watch List $
  Unsecured             168,000      190,000      397,000      200,000
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Total Non Performing
  Loans $            18,576,000   13,696,000   14,329,000   15,906,000
 ---------------------------------------------------------------------

As of June 30, 2009, 77.4 percent of the Watch List exposure was less than thirty days past due, compared to 71.7 percent as of March 31, 2009 and 42.2 percent as of June 30, 2008. Of the $76,720,000 of loans on the watch list on June 30, 2009, $57,337,000 (74.7 percent) were originated out of our Central Indiana (greater Indianapolis) offices.

The chart that follows provides details of watch list loans by collateral type.

                 ----------------------------------------------------
                  Total Bank              % on                Total $
                     Owned      Watch     Watch     Non     > 30 Days
                    Balance      List     List    Accrual      Late
 ---------------------------------------------------------------------
 Total Loans
  at 6/30/09      624,018,000 76,720,000  12.3%  17,076,000 18,656,000
 ---------------------------------------------------------------------
 Loans in Process   4,053,000         NA     NA          NA         NA
 =====================================================================
  Loans Analyzed
   Below:         619,965,000 76,720,000  12.4%  17,076,000 18,656,000
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
      Secured by Real
          Estate
 ---------------------------------------------------------------------
 1-4 Family
  Owner Occupied
  and Rentals     137,695,000  6,651,000   4.8%   1,213,000  1,564,000
 ---------------------------------------------------------------------
 Pre Sold 1-4
  Residential
  Construction      2,353,000  1,568,000  66.6%          --    180,000
 ---------------------------------------------------------------------
 Spec 1-4
  Residential
  Construction     16,863,000  9,983,000  59.2%   3,373,000  3,374,000
 ---------------------------------------------------------------------
 Multi Family -
  Construction      4,032,000         --   0.0%          --         --
 ---------------------------------------------------------------------
 Multi Family -
  Other than
  Construction     84,843,000  1,992,000   2.3%          --         --
 ---------------------------------------------------------------------
 Other CRE Owner
  Occupied
  Construction      2,851,000         --   0.0%          --         --
 ---------------------------------------------------------------------
 Other CRE Non-
  Owner Occupied
  Construction     11,604,000         --   0.0%          --         --
 ---------------------------------------------------------------------
 Other CRE Loans
  - Other Than
  Construction    227,743,000 23,890,000  10.5%   9,160,000  9,676,000
 ---------------------------------------------------------------------
 Land
  Development
  Commercial          928,000    328,000  35.4%     328,000    328,000
 ---------------------------------------------------------------------
 Land
  Development
  Residential      33,167,000 26,285,000  79.2%   2,239,000  2,239,000
 =====================================================================
  Sub Total -
   Secured by
   Real Estate:   522,079,000 70,697,000  13.5%  16,313,000 17,361,000
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
     Other Secured
        Loans
 ---------------------------------------------------------------------
 Business Assets   62,043,000  5,502,000   8.9%     398,000    560,000
 ---------------------------------------------------------------------
 Consumer
  Products         10,699,000      4,000   0.0%          --    158,000
 ---------------------------------------------------------------------
 Financial
  Assets           10,262,000    349,000   3.4%     350,000    540,000
 =====================================================================
  Sub Total:
   Other Secured
   Loans:          83,004,000  5,855,000   7.1%     748,000  1,258,000
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
    Unsecured
     Loans
 ---------------------------------------------------------------------
 Unsecured Loans   14,882,000    168,000   1.1%      15,000     37,000
 ---------------------------------------------------------------------

"While I am pleased by the drop in total watch list loans, I remain disappointed with the Company's overall level of problem assets and the impact that they are having on our income. Problem asset resolution is our number one priority, and we are devoting a significant amount of time and effort to identifying and resolving asset quality issues," said Mr. Bradford.

Financial Condition

Total assets grew 5.7 percent from June 30, 2008, reaching $822,678,000 on June 30, 2009. Loans, including loans held for sale, totaled $624,018,000 on June 30, 2009, a 3.6 percent increase from total loans on June 30, 2008, which were $602,369,000. Deposits increased 7.9 percent to $672,992,000 at June 30, 2009 compared to $623,871,000 a year earlier.

About Monroe Bancorp

Monroe Bancorp, headquartered in Bloomington, Indiana, is an Indiana bank holding company with Monroe Bank as its wholly owned subsidiary. Monroe Bank was established in Bloomington in 1892, and offers a full range of financial, trust and investment services through its locations in Central and South Central Indiana. The Company's common stock is traded on the NASDAQ(r) Global Stock Market under the symbol MROE.

The Monroe Bancorp logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4316

See attachments for additional financial information. For further information, contact: Mark D. Bradford, President and Chief Executive Officer, (812) 331-3455.

Use of Non-GAAP Financial Information

To supplement the Company's consolidated condensed financial statements presented on a GAAP basis, the Company has used the following non-GAAP measures of reporting:

(1) The net interest margin is reported on a tax equivalent basis. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a marginal income tax rate of 34 percent. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. A table entitled "Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest Margin on a Tax-Equivalent Basis," included at the end of the attached financial summary, reconciles the non-GAAP financial measure "net interest income (tax-equivalent)" with net interest income calculated and presented in accordance with GAAP. The table also reconciles the non-GAAP financial measure "net interest margin (tax-equivalent)" with net interest margin calculated and presented in accordance with GAAP.

(2) Noninterest income and noninterest expense are reported without the effect of income and expenses related to securities held in a rabbi trust for the deferred compensation plan. A table entitled "Reconciliation of GAAP Noninterest Income & Expense to Noninterest Income & Expense Without the Financial Impact of the Deferred Compensation Plan", included at the end of the attached financial summary, details all the items included in noninterest income and expense associated with the deferred compensation plan / rabbi trust and reconciles the GAAP numbers to the non-GAAP numbers. The activity in the rabbi trust has no effect on the Company's net income, therefore, management believes a more accurate comparison of current and prior year noninterest income and noninterest expense can be made if items related to the rabbi trust are removed.

The Company believes these adjustments are appropriate to enhance an overall understanding of the Company's past financial performance and also its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and the Company's marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with generally accepted accounting principles in the United States.

Forward-Looking Statements

This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) changes in competitive pressures among depository institutions; (2) changes in the interest rate environment; (3) changes in prepayment speeds, charge-offs and loan loss provisions; (4) changes in general economic conditions, either national or in the markets in which the Company does business; (5) legislative or regulatory changes adversely affecting the business of the Company; (6) changes in real estate values or the real estate markets; and (7) the Company's business development efforts in new markets in and around Hendricks and Hamilton Counties. Further information on other factors which could affect the financial results of the Company is included in the Company's filings with the Securities and Exchange Commission.

 Monroe Bancorp (MROE)
 Financial Summary
 (dollar amounts in thousands except per share data)

                ------------------------------------------------------
                                   Quarters Ended
                ------------------------------------------------------
                 Jun 2009   Mar 2009   Dec 2008   Sep 2008   Jun 2008
                ------------------------------------------------------
 BALANCE SHEET *
 ---------------------------------------------------------------------
 Cash and
  Interest-
  Earning
  Deposits      $   25,030 $   28,038 $   15,058 $   33,675 $   27,141
 ---------------------------------------------------------------------
 Federal Funds
  Sold              30,238     16,150      8,663     26,593      1,654
 ---------------------------------------------------------------------
 Securities        102,291    108,087    121,530     99,795    106,591
 ---------------------------------------------------------------------
 Total Loans       624,018    630,842    633,091    616,226    602,369
 ---------------------------------------------------------------------
   Loans Held
    for Sale         8,640      4,659      3,389      2,406      4,110
 ---------------------------------------------------------------------
   Commercial &
    Industrial      92,778    103,306    104,779     97,373     99,141
 ---------------------------------------------------------------------
   Real Estate:
 ---------------------------------------------------------------------
     Commercial
      & Residen-
      tial         393,308    392,414    398,896    368,363    355,393
 ---------------------------------------------------------------------
     Construc-
      tion &
      Vacant
      Land          82,212     84,697     80,917    103,459     99,694
 ---------------------------------------------------------------------
     Home Equity    31,205     29,781     28,976     27,305     25,783
 ---------------------------------------------------------------------
   Installment
    Loans           15,875     15,985     16,134     17,320     18,248
 ---------------------------------------------------------------------
 Reserve for
  Loan Losses       12,960     12,336     11,172      9,397      7,748
 ---------------------------------------------------------------------
 Bank Premises
  and Equipment     20,312     20,605     20,750     20,836     20,534
 ---------------------------------------------------------------------
 Federal Home
  Loan Bank
  Stock              2,353      2,312      2,312      2,312      2,312
 ---------------------------------------------------------------------
 Interest
  Receivable
  and Other
  Assets            31,396     30,004     29,567     28,969     25,351
 ---------------------------------------------------------------------
     Total
      Assets    $  822,678 $  823,702 $  819,799 $  819,009 $  778,204
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Total Deposits $  672,992 $  676,557 $  665,179 $  679,421 $  623,871
 ---------------------------------------------------------------------
   Noninterest
    Checking        83,404     78,676     84,317     88,264     79,548
 ---------------------------------------------------------------------
   Interest
    Bearing
    Checking &
    NOW            214,998    118,421    107,124    125,407    129,422
 ---------------------------------------------------------------------
   Regular
    Savings         18,404     17,990     16,619     16,844     17,876
 ---------------------------------------------------------------------
   Money Market
    Savings         40,110    122,080    108,246    106,808    116,862
 ---------------------------------------------------------------------
   CDs & CDARs
    Less than
    $100,000       142,114    149,380    155,127    142,648    139,584
 ---------------------------------------------------------------------
   CDARs Greater
    than
    $100,000 &
    Brokered CDs    65,354     70,612     67,949     23,101     13,101
 ---------------------------------------------------------------------
   CDs Greater
    than
    $100,000       108,246    119,298    125,741    175,906    127,163
 ---------------------------------------------------------------------
   Other Time          362        101         56        443        315
 ---------------------------------------------------------------------
 Total
  Borrowings        86,403     85,070     93,203     75,954     88,723
 ---------------------------------------------------------------------
   Federal Funds
    Purchased           --         --         --         --     12,810
 ---------------------------------------------------------------------
   Securities
    Sold Under
    Repurchase
    Agreement       58,737     58,686     59,404     46,569     46,390
 ---------------------------------------------------------------------
   FHLB Advances    17,498     17,511     25,523     20,186     21,249
 ---------------------------------------------------------------------
   Loans Sold
    Under Repur-
    chase
    Agreement &
    Other Debt       1,920        625         28        951         26
 ---------------------------------------------------------------------
   Subordinated
    Debentures -
    Trust
    Preferred        8,248      8,248      8,248      8,248      8,248
 ---------------------------------------------------------------------
 Interest
  Payable and
  Other Liabili-
  ties               6,828      6,098      5,496      7,942      9,578
 ---------------------------------------------------------------------
     Total Lia-
      bilities     766,223    767,725    763,878    763,317    722,172
 ---------------------------------------------------------------------
 Shareholders'
  Equity            56,455     55,977     55,921     55,692     56,032
 ---------------------------------------------------------------------
     Total Lia-
      bilities
      and Share-
      holders'
      Equity    $  822,678 $  823,702 $  819,799 $  819,009 $  778,204
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Book Value Per
  Share         $     9.07 $     9.00 $     8.99 $     8.95 $     9.01
 ---------------------------------------------------------------------
 End of Period
  Shares Issued
  and Outstand-
  ing            6,227,550  6,227,550  6,227,550  6,227,550  6,227,550
 ---------------------------------------------------------------------
 Less:  Unearned
  ESOP Shares        4,852      6,226      7,601      5,900      8,300
 ---------------------------------------------------------------------
 End of Period
  Shares Used to
  Calculate Book
  Value          6,222,699  6,221,324  6,219,949  6,221,650  6,219,250
 ---------------------------------------------------------------------
 * period end numbers

                                                 ---------------------
                                                      Years Ended
                                                 ---------------------
                                                  Dec 2008   Dec 2007
                                                 ---------------------
                   BALANCE SHEET *
 ---------------------------------------------------------------------
 Cash and Interest-Earning Deposits              $   15,058 $   24,563
 ---------------------------------------------------------------------
 Federal Funds Sold                                   8,663      1,077
 ---------------------------------------------------------------------
 Securities                                         121,530    125,658
 ---------------------------------------------------------------------
 Total Loans                                        633,091    584,831
 ---------------------------------------------------------------------
   Loans Held for Sale                                3,389      2,974
 ---------------------------------------------------------------------
   Commercial & Industrial                          104,779    104,611
 ---------------------------------------------------------------------
   Real Estate:
 ---------------------------------------------------------------------
     Commercial & Residential                       398,896    332,664
 ---------------------------------------------------------------------
     Construction & Vacant Land                      80,917    101,011
 ---------------------------------------------------------------------
     Home Equity                                     28,976     25,222
 ---------------------------------------------------------------------
   Installment Loans                                 16,134     18,349
 ---------------------------------------------------------------------
 Reserve for Loan Losses                             11,172      6,654
 ---------------------------------------------------------------------
 Bank Premises and Equipment                         20,750     20,029
 ---------------------------------------------------------------------
 Federal Home Loan Bank Stock                         2,312      2,312
 ---------------------------------------------------------------------
 Interest Receivable and Other Assets                29,567     26,264
 ---------------------------------------------------------------------
     Total Assets                                $  819,799 $  778,080
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Total Deposits                                  $  665,179 $  619,717
 ---------------------------------------------------------------------
   Noninterest Checking                              84,317     81,542
 ---------------------------------------------------------------------
   Interest Bearing Checking & NOW                  107,124    131,295
 ---------------------------------------------------------------------
   Regular Savings                                   16,619     17,712
 ---------------------------------------------------------------------
   Money Market Savings                             108,246     99,135
 ---------------------------------------------------------------------
   CDs & CDARs Less than $100,000                   155,127    150,422
 ---------------------------------------------------------------------
   CDARs Greater than $100,000 & Brokered CDs        67,949     10,034
 ---------------------------------------------------------------------
   CDs Greater than $100,000                        125,741    128,602
 ---------------------------------------------------------------------
   Other Time                                            56        975
 ---------------------------------------------------------------------
 Total Borrowings                                    93,203     96,421
 ---------------------------------------------------------------------
   Federal Funds Purchased                               --     24,850
 ---------------------------------------------------------------------
   Securities Sold Under Repurchase Agreement        59,404     43,195
 ---------------------------------------------------------------------
   FHLB Advances                                     25,523     18,273
 ---------------------------------------------------------------------
   Loans Sold Under Repurchase Agreement & Other
    Debt                                                 28      1,855
 ---------------------------------------------------------------------
   Subordinated Debentures - Trust Preferred          8,248      8,248
 ---------------------------------------------------------------------
 Interest Payable and Other Liabilities               5,496      7,490
 ---------------------------------------------------------------------
     Total Liabilities                              763,878    723,628
 ---------------------------------------------------------------------
 Shareholders' Equity                                55,921     54,452
 ---------------------------------------------------------------------
     Total Liabilities and Shareholders' Equity  $  819,799 $  778,080
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Book Value Per Share                            $     8.99 $     8.76
 ---------------------------------------------------------------------
 End of Period Shares Issued and Outstanding      6,227,550  6,227,550
 ---------------------------------------------------------------------
 Less:  Unearned ESOP Shares                          7,601     13,100
 ---------------------------------------------------------------------
 End of Period Shares Used to Calculate Book
  Value                                           6,219,949  6,214,450
 ---------------------------------------------------------------------
 * period end numbers

 Monroe Bancorp (MROE)
 Financial Summary
 (dollar amounts in thousands except per share data)

                ------------------------------------------------------
                                   Quarters Ended
                ------------------------------------------------------
 INCOME
  STATEMENT      Jun 2009   Mar 2009   Dec 2008   Sep 2008   Jun 2008
 ---------------------------------------------------------------------
 Interest
  Income        $    9,177 $    9,378 $   10,141 $   10,472 $  10,366
 ---------------------------------------------------------------------
 Interest
  Expense            3,132      3,436      4,152      4,492     4,610
 ---------------------------------------------------------------------
 Net Interest
  Income             6,045      5,942      5,989      5,980     5,756
 ---------------------------------------------------------------------
 Loan Loss
  Provision          2,200      2,600      4,150      2,800     1,050
 ---------------------------------------------------------------------
 Total
  Noninterest
  Income             3,186      3,262      2,096      2,549     3,024
 ---------------------------------------------------------------------
   Service
    Charges on
    Deposit
    Accounts           887        811        946        996       985
 ---------------------------------------------------------------------
   Trust Fees          529        527        553        592       634
 ---------------------------------------------------------------------
   Commission
    Income             230        171        201        208       246
 ---------------------------------------------------------------------
   Gain on Sale
    of Loans           454        290        141        189       175
 ---------------------------------------------------------------------
   Realized
    Gains on
    Trading and
    Available
    for Sale
     Securities        364      1,028        175        210       439
 ---------------------------------------------------------------------
   Unrealized
    Gains
    (Losses) on
    Trading
    Securities
    Associated
    with
    Directors'
    Deferred
    Comp Plan          222       (132)      (354)      (222)      (50)
 ---------------------------------------------------------------------
    BOLI Income        163        151        163        141       125
 ---------------------------------------------------------------------
   Other
    Operating
    Income             337        416        271        435       470
 ---------------------------------------------------------------------
 Total
  Noninterest
  Expense            6,123      5,223      4,901      5,069     5,371
 ---------------------------------------------------------------------
   Salaries &
    Wages            2,073      2,069      2,160      2,175     2,204
 ---------------------------------------------------------------------
   Commissions,
    Options &
    Incentive
    Compensation       458        304        337        339       417
 ---------------------------------------------------------------------
   Employee
    Benefits           540        591        343        517       535
 ---------------------------------------------------------------------
   Premises &
    Equipment          930        928        826        844       830
 ---------------------------------------------------------------------
   Advertising         160        129        138        187       179
 ---------------------------------------------------------------------
   Legal Fees          111        126        158        121       102
 ---------------------------------------------------------------------
   FDIC expense        650        283        138        140       156
 ---------------------------------------------------------------------
   Appreciation
    (Deprecia-
     tion) in
    Directors'
    Deferred
    Compensation
    Plan               237       (118)      (317)      (203)      (23)
 ---------------------------------------------------------------------
   Other
    Operating
    Expenses           964        911      1,118        949       971
 ---------------------------------------------------------------------
 Income (Loss)
  Before Income
  Tax                  908      1,381       (966)       660     2,359
 ---------------------------------------------------------------------
 Income Tax
  Expense
  (Benefit)            132        274       (757)       (75)      499
 ---------------------------------------------------------------------
 Net Income
  (Loss) After
  Tax & Before
  Extra-
  ordinary Items       776      1,107       (209)       735     1,860
 ---------------------------------------------------------------------
 Extraordinary
  Items                 --         --         --         --        --
 ---------------------------------------------------------------------
 Net Income
  (Loss)        $      776 $    1,107 $     (209)$      735 $   1,860
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Basic Earnings
  Per Share     $    0.125 $    0.178 $   (0.034)$    0.118 $   0.299
 ---------------------------------------------------------------------
 Diluted
  Earnings Per
  Share         $    0.125 $    0.178 $   (0.034)$    0.118 $   0.299
 ---------------------------------------------------------------------

                                                 ---------------------
                                                      Years Ended
                                                 ---------------------
                  INCOME STATEMENT                Dec 2008   Dec 2007
 ---------------------------------------------------------------------
 Interest Income                                 $   42,462 $   48,474
 ---------------------------------------------------------------------
 Interest Expense                                    18,861     25,435
 ---------------------------------------------------------------------
 Net Interest Income                                 23,601     23,039
 ---------------------------------------------------------------------
 Loan Loss Provision                                  8,880      2,035
 ---------------------------------------------------------------------
 Total Noninterest Income                            10,033     10,251
 ---------------------------------------------------------------------
   Service Charges on Deposit Accounts                3,796      3,680
 ---------------------------------------------------------------------
   Trust Fees                                         2,387      2,243
 ---------------------------------------------------------------------
   Commission Income                                    874        910
 ---------------------------------------------------------------------
   Gain on Sale of Loans                                703        817
 ---------------------------------------------------------------------
   Realized Gains on Trading and Available for
    Sale Securities                                     964         49
 ---------------------------------------------------------------------
   Unrealized Gains (Losses) on Trading
    Securities Associated with Directors'
    Deferred Comp Plan                                 (843)        17
 ---------------------------------------------------------------------
   BOLI Income                                          552        489
 ---------------------------------------------------------------------
   Other Operating Income                             1,600      2,046
 ---------------------------------------------------------------------
 Total Noninterest Expense                           20,732     20,626
 ---------------------------------------------------------------------
   Salaries & Wages                                   8,743      8,621
 ---------------------------------------------------------------------
   Commissions, Options & Incentive Compensation      1,472      1,737
 ---------------------------------------------------------------------
   Employee Benefits                                  2,076      1,774
 ---------------------------------------------------------------------
   Premises & Equipment                               3,373      3,100
 ---------------------------------------------------------------------
   Advertising                                          724        667
 ---------------------------------------------------------------------
   Legal Fees                                           566        566
 ---------------------------------------------------------------------
   FDIC expense                                         481         67
 ---------------------------------------------------------------------
   Appreciation (Depreciation) in Directors'
    Deferred Compensation Plan                         (707)       267
 ---------------------------------------------------------------------
   Other Operating Expenses                           4,004      3,827
 ---------------------------------------------------------------------
 Income Before Income Tax                             4,022     10,629
 ---------------------------------------------------------------------
 Income Tax Expense (Benefit)                            43      2,823
 ---------------------------------------------------------------------
 Net Income After Tax & Before Extraordinary
  Items                                               3,979      7,806
 ---------------------------------------------------------------------
 Extraordinary Items                                     --         --
 ---------------------------------------------------------------------
 Net Income                                      $    3,979 $    7,806
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Basic Earnings Per Share                        $    0.640 $    1.240
 ---------------------------------------------------------------------
 Diluted Earnings Per Share                      $    0.639 $    1.235
 ---------------------------------------------------------------------

 Monroe Bancorp (MROE)
 Financial Summary
 (dollar amounts in thousands except per share data)

                ------------------------------------------------------
                                    Quarters Ended
                ------------------------------------------------------
  ASSET QUALITY  Jun 2009   Mar 2009   Dec 2008   Sep 2008   Jun 2008
 ---------------------------------------------------------------------
 Net Charge-Offs
  (Recoveries)  $    1,576 $    1,436 $    2,375 $    1,151 $     575
 ---------------------------------------------------------------------
 OREO Expenses         140         47        121          4        22
 ---------------------------------------------------------------------
   Total Credit
    Charges     $    1,716 $    1,483 $    2,496 $    1,155 $     597
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Nonperforming
  Loans         $   18,576 $   13,696 $   14,329 $   14,000 $  15,906
 ---------------------------------------------------------------------
 OREO                3,979      3,158      3,257        438       493
 ---------------------------------------------------------------------
   Nonperforming
    Assets          22,555     16,854     17,586     14,438    16,399
 ---------------------------------------------------------------------
 90 Day Past Due
  Loans Net of
  Nonperforming
  Loans                404        435      1,194        127        73
 ---------------------------------------------------------------------
   Nonperforming
    Assets + 90
    Day Past
    Due         $   22,959 $   17,289 $   18,780 $   14,565 $  16,472
 ---------------------------------------------------------------------

   RATIO
    ANALYSIS -
    CREDIT
    QUALITY *
 ---------------------------------------------------------------------
 NCO/Loans            1.01%      0.91%      1.50%      0.75%     0.38%
 ---------------------------------------------------------------------
 Credit Charges/
  Loans & OREO        1.09%      0.94%      1.57%      0.75%     0.40%
 ---------------------------------------------------------------------
 Nonperforming
  Loans/Loans         2.98%      2.17%      2.26%      2.27%     2.64%
 ---------------------------------------------------------------------
 Nonperforming
  Assets/Loans &
  OREO                3.59%      2.66%      2.76%      2.34%     2.72%
 ---------------------------------------------------------------------
 Nonperforming
  Assets/Assets       2.74%      2.05%      2.15%      1.76%     2.11%
 ---------------------------------------------------------------------
 Nonperforming
  Assets + 90
  Day PD/Assets       2.79%      2.10%      2.29%      1.78%     2.12%
 ---------------------------------------------------------------------
 Reserve/Non-
  performing
  Loans              69.77%     90.07%     77.97%     67.12%    48.71%
 ---------------------------------------------------------------------
 Reserve/Total
  Loans               2.08%      1.96%      1.76%      1.52%     1.29%
 ---------------------------------------------------------------------
 Equity &
  Reserves/Non-
  performing
  Assets            307.76%    405.32%    381.51%    450.82%   388.93%
 ---------------------------------------------------------------------
 OREO/Non-
  performing
  Assets             17.64%     18.74%     18.52%      3.03%     3.01%
 ---------------------------------------------------------------------

   RATIO
    ANALYSIS -
    CAPITAL
    ADEQUACY *
 ---------------------------------------------------------------------

 Equity/Assets        6.86%      6.80%      6.82%      6.80%     7.20%
 --------------------------------------------------------------------

 Equity/Loans         9.05%      8.87%      8.83%      9.04%     9.30%
 ---------------------------------------------------------------------

   RATIO
    ANALYSIS -
    PROFITABILITY
 ---------------------------------------------------------------------
 Return on
  Average Assets      0.38%      0.54%     -0.10%      0.37%     0.96%
 ---------------------------------------------------------------------
 Return on
  Average Equity      5.53%      8.00%     -1.49%      5.20%    13.26%
 ---------------------------------------------------------------------
 Net Interest
  Margin (Tax-
  Equivalent)
  (1)                 3.21%      3.20%      3.23%      3.31%     3.31%
 ---------------------------------------------------------------------

                                                 ---------------------
                                                      Years Ended
                                                 ---------------------
                 ASSET QUALITY                    Dec 2008   Dec 2007
 ---------------------------------------------------------------------
 Net Charge-Offs (Recoveries)                    $    4,362 $   1,525
 ---------------------------------------------------------------------
 OREO Expenses                                          229        67
 ---------------------------------------------------------------------
   Total Credit Charges                          $    4,591 $   1,592
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Nonperforming Loans                             $   14,329 $   6,938
 ---------------------------------------------------------------------
 OREO                                                 3,257       841
 ---------------------------------------------------------------------
   Nonperforming Assets                              17,586     7,779
 ---------------------------------------------------------------------
 90 Day Past Due Loans Net of Nonperforming Loans     1,194       435
 ---------------------------------------------------------------------
   Nonperforming Assets + 90 Day Past Due        $   18,780 $   8,214
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------

          RATIO ANALYSIS - CREDIT QUALITY
 ---------------------------------------------------------------------
 NCO/Loans                                             0.69%     0.26%
 ---------------------------------------------------------------------
 Credit Charges/Loans & OREO                           0.72%     0.27%
 ---------------------------------------------------------------------
 Nonperforming Loans/Loans                             2.26%     1.19%
 ---------------------------------------------------------------------
 Nonperforming Assets/Loans & OREO                     2.76%     1.33%
 ---------------------------------------------------------------------
 Nonperforming Assets/Assets                           2.15%     1.00%
 ---------------------------------------------------------------------
 Nonperforming Assets + 90 Day PD/Assets               2.29%     1.06%
 ---------------------------------------------------------------------
 Reserve/Nonperforming Loans                          77.97%    95.91%
 ---------------------------------------------------------------------
 Reserve/Total Loans                                   1.76%     1.14%
 ---------------------------------------------------------------------
 Equity & Reserves/Nonperforming Assets              381.51%   785.53%
 ---------------------------------------------------------------------
 OREO/Nonperforming Assets                            18.52%    10.81%
 ---------------------------------------------------------------------

         RATIO ANALYSIS - CAPITAL ADEQUACY *
 ---------------------------------------------------------------------
 Equity/Assets                                         6.82%     7.00%
 ---------------------------------------------------------------------
 Equity/Loans                                          8.83%     9.31%
 ---------------------------------------------------------------------

            RATIO ANALYSIS - PROFITABILITY
 ---------------------------------------------------------------------
 Return on Average Assets                              0.50%     1.04%
 ---------------------------------------------------------------------
 Return on Average Equity                              7.11%    14.79%
 ---------------------------------------------------------------------
 Net Interest Margin (Tax-Equivalent) (1)              3.30%     3.37%
 ---------------------------------------------------------------------

   * Based on period end numbers
  (1) Interest income on tax-exempt securities has been adjusted to a tax-equivalent basis using a marginal income tax rate of 34%.
      Reclassification of amounts from prior periods were made to conform to the September 2007 presentation.

 Monroe Bancorp (MROE)
 Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest
  Margin on a Tax-Equivalent Basis
 (dollar amounts in thousands except per share data)

                ------------------------------------------------------
                                     Quarters Ended
                ------------------------------------------------------
                 Jun 2009   Mar 2009   Dec 2008   Sep 2008   Jun 2008
 ---------------------------------------------------------------------
 Net Interest
  Income        $    6,045 $    5,942 $    5,989 $    5,980 $   5,756
 ---------------------------------------------------------------------
 Tax Equivalent
  Adjustment            95        131        167        166       189
 ---------------------------------------------------------------------
 Net Interest
  Income - Tax
  Equivalent    $    6,140 $    6,073 $    6,156 $    6,146 $   5,945

 Average Earning
  Assets        $  767,876 $  769,735 $  759,173 $  738,927 $ 723,441
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Net Interest
  Margin              3.16%      3.13%      3.14%      3.22%     3.20%
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Net Interest
  Margin - Tax
  Equivalent          3.21%      3.20%      3.23%      3.31%     3.31%
 ---------------------------------------------------------------------

                                                 ---------------------
                                                      Years Ended
                                                 ---------------------
                                                  Dec 2008   Dec 2007
 ---------------------------------------------------------------------
 Net Interest Income                             $   23,601 $  23,039
 ---------------------------------------------------------------------
 Tax Equivalent Adjustment                              717       696
 ---------------------------------------------------------------------
 Net Interest Income - Tax Equivalent            $   24,318 $  23,735
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Average Earning Assets                          $  736,903 $ 703,675
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Net Interest Margin                                   3.20%     3.27%
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Net Interest Margin - Tax Equivalent                  3.30%     3.37%
 ---------------------------------------------------------------------

                ------------------------------------------------------
                                     Year-to-Date
                ------------------------------------------------------
                 Jun 2009   Mar 2009   Dec 2008   Sep 2008   Jun 2008
 ---------------------------------------------------------------------
 Net Interest
  Income        $   11,987 $    5,942 $   23,601 $   17,611 $  11,632
 ---------------------------------------------------------------------
 Tax Equivalent
  Adjustment           227        131        717        550       383
 ---------------------------------------------------------------------
 Net Interest
  Income - Tax
  Equivalent    $   12,214 $    6,073 $   24,318 $   18,161 $  12,015
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Average Earning
  Assets        $  768,800 $  769,735 $  736,903 $  729,425 $ 724,617
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Net Interest
  Margin              3.14%      3.13%      3.20%      3.23%     3.23%
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Net Interest
  Margin - Tax
  Equivalent          3.20%      3.20%      3.30%      3.33%     3.33%
 ---------------------------------------------------------------------

 Monroe Bancorp (MROE)
 Financial Impact on Net Income of Deferred Compensation Plan
 (dollar amounts in thousands except per share data)
              --------------------------------------------------------
                            Quarters Ended                Years Ended
              -----------------------------------------  -------------
                 Jun     Mar     Dec     Sep     Jun     Dec     Dec
                 2009    2009    2008    2008    2008    2008    2007
 ------------------------------------------------------  -------------
 Interest and
  Dividend
  Income         $  18   $  18   $  29   $  22   $  23   $ 106   $ 117
 ------------------------------------------------------  -------------
 Realized and
  Unrealized
  Gains (Losses)   222    (132)   (355)   (222)    (48)   (829)     66
 ------------------------------------------------------  -------------
 Other Income       --      --      12      --       6      30      99
 ------------------------------------------------------  -------------
  Total Income
   (Loss) From
   Plan:           240    (114)   (314)   (200)    (19)   (693)    282
 ------------------------------------------------------  -------------
 ------------------------------------------------------  -------------
 Change in
  Deferred
  Compensation
  Liability        237    (118)   (317)   (203)    (23)   (707)    267
 ------------------------------------------------------  -------------
 Trustee Fees        3       4       3       3       4      14      15
 ------------------------------------------------------  -------------
  Total Expense
   of Plan:        240    (114)   (314)   (200)    (19)   (693)    282
 ------------------------------------------------------  -------------
 ------------------------------------------------------  -------------
  Net Impact of
   Plan:         $  --   $  --   $  --   $  --   $ --    $  --   $  --
 ------------------------------------------------------  -------------

 Reconciliation of GAAP Noninterest Income & Expense to Noninterest
 Income & Expense Without the Financial Impact of the Deferred
 Compensation Plan

 (dollar amounts in thousands except per share data)

              --------------------------------------- ----------------
                            Quarters Ended              Years Ended
              --------------------------------------- ----------------
                Jun     Mar     Dec     Sep     Jun     Dec     Dec
                2009    2009    2008    2008    2008    2008    2007
 ---------------------------------------------------- ----------------
 Total
  Noninterest
  Income      $ 3,186 $ 3,262 $ 2,096 $ 2,549 $ 3,024 $10,033 $10,251
 ----------------------------------------------------- ----------------
 Income of
  Deferred
  Comp Plan
  Incl. in
  Noninterest
  Income          222    (132)   (343)   (222)    (42)   (799)    165
 ----------------------------------------------------- ----------------
  Adjusted
   Noninterest
   Income:      2,964   3,394   2,439   2,771   3,066  10,832  10,086
 ----------------------------------------------------- ----------------
 ----------------------------------------------------- ----------------
 Total
  Noninterest
  Expense       6,123   5,223   4,901   5,069   5,371  20,732  20,626
 ----------------------------------------------------- ----------------
 Expense of
  Deferred
  Compensation
  Plan            240    (114)   (314)   (200)    (19)   (693)    282
 ----------------------------------------------------- ----------------
  Adjusted
   Noninterest
   Expense:     5,883   5,337   5,215   5,269   5,390  21,425  20,344
 ----------------------------------------------------- ----------------

              ----------------------------------------
                            Year-to-Date
              ----------------------------------------
                Jun     Mar     Dec     Sep     Jun
                2009    2009    2008    2008    2008
 -----------------------------------------------------
 Total
  Noninterest
  Income      $ 6,448 $ 3,262 $10,033 $ 7,937 $ 5,388
 -----------------------------------------------------
 Income of
  Deferred
  Comp Plan
  Incl. in
  Noninterest
  Income           90    (132)   (799)   (456)   (234)
 -----------------------------------------------------
  Adjusted
   Noninterest
   Income:      6,358   3,394  10,832   8,393   5,622
 -----------------------------------------------------
 -----------------------------------------------------
 Total
  Noninterest
  Expense      11,346   5,223  20,732  15,830  10,762
 -----------------------------------------------------
 Expense of
  Deferred
  Compensation
  Plan            126    (114)   (693)   (380)   (179)
 -----------------------------------------------------
  Adjusted
   Noninterest
   Expense:    11,220   5,337  21,425  16,210  10,941
 -----------------------------------------------------

 Monroe Bancorp (MROE)
 Select Average Balance Sheet Information
 (dollar amounts in thousands except per share data)

                ------------------------------------------------------
                                    Quarters Ended
 ---------------------------------------------------------------------
                 Jun 2009   Mar 2009   Dec 2008   Sep 2008   Jun 2008
 ---------------------------------------------------------------------
 Total Average
  Loans         $  628,831 $  632,878 $  624,421 $  609,184 $  591,310
 ---------------------------------------------------------------------
   Average
    Commercial &
    Industrial     101,992    103,046    101,347     97,911     99,546
 ---------------------------------------------------------------------
   Average Real
    Estate:        510,759    513,886    506,315    493,567    473,521
 ---------------------------------------------------------------------
     Average
      Commercial
      & Residen-
      tial         394,439    397,507    379,409    365,942    344,213
 ---------------------------------------------------------------------
     Average
      Construc-
      tion &
      Vacant
      Land          85,310     86,966     98,531    101,162    103,745
 ---------------------------------------------------------------------
     Average
      Home
      Equity        31,010     29,413     28,375     26,463     25,563
 ---------------------------------------------------------------------
   Average
    Installment
    Loans           16,080     15,946     16,759     17,706     18,243
 ---------------------------------------------------------------------
 Average Federal
  Funds Sold        26,975     16,028     11,444      9,161      3,907
 ---------------------------------------------------------------------
 Average Federal
  Home Loan Bank
  Stock              2,353      2,312      2,312      2,312      2,312
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Total Average
  Deposits      $  673,216 $  678,377 $  669,074 $  652,031 $  633,127
 ---------------------------------------------------------------------
   Average
    Noninterest
    Checking        83,321     79,257     81,805     81,425     79,062
 ---------------------------------------------------------------------
   Average
    Interest
    Bearing
    Checking &
    NOW            199,693    113,465    120,196    129,898    126,399
 ---------------------------------------------------------------------
   Average
    Regular
    Savings         18,538     17,132     16,658     17,733     18,153
 ---------------------------------------------------------------------
   Average
    Money Market
    Savings         47,434    118,577    104,398    110,292    111,797
 ---------------------------------------------------------------------
   Average CDs
    Less than
    $100,000       189,998    209,036    197,271    149,907    141,550
 ---------------------------------------------------------------------
   Average CDs
    Greater than
    $100,000       118,057    125,152    132,340    147,051    139,725
 ---------------------------------------------------------------------
   Average Other
    Time            16,175     15,758     16,406     15,725     16,441
 ---------------------------------------------------------------------
 Average Federal
  Funds
  Purchased            185        974        321      2,892      5,906
 ---------------------------------------------------------------------
 Average
  Securities
  Sold Under
  Repurchase
  Agreement         58,783     54,210     55,674     42,768     42,332
 ---------------------------------------------------------------------
 Average FHLB
  Advances          17,506     19,364     19,486     21,215     18,005
 ---------------------------------------------------------------------

                                                 ---------------------
                                                      Years Ended
                                                 ---------------------
                                                  Dec 2008   Dec 2007
 ---------------------------------------------------------------------
 Total Average Loans                             $  601,875 $  564,483
 ---------------------------------------------------------------------
   Average Commercial & Industrial                   99,353     99,884
 ---------------------------------------------------------------------
   Average Real Estate:                             484,841    446,144
 ---------------------------------------------------------------------
     Average Commercial & Residential               357,018    316,578
 ---------------------------------------------------------------------
     Average Construction & Vacant Land             101,380    104,088
 ---------------------------------------------------------------------
     Average Home Equity                             26,443     25,478
 ---------------------------------------------------------------------
   Average Installment Loans                         17,681     18,455
 ---------------------------------------------------------------------
 Average Federal Funds Sold                           8,754     11,102
 ---------------------------------------------------------------------
 Average Federal Home Loan Bank Stock                 2,312      2,312
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Total Average Deposits                          $  649,540 $  611,907
 ---------------------------------------------------------------------
   Average Noninterest Checking                      79,503     77,725
 ---------------------------------------------------------------------
   Average Interest Bearing Checking & NOW          127,282    129,887
 ---------------------------------------------------------------------
   Average Regular Savings                           17,618     17,940
 ---------------------------------------------------------------------
   Average Money Market Savings                     107,723    101,123
 ---------------------------------------------------------------------
   Average CDs Less than $100,000                   159,120    152,609
 ---------------------------------------------------------------------
   Average CDs Greater than $100,000                142,126    118,124
 ---------------------------------------------------------------------
   Average Other Time                                16,168     14,499
 ---------------------------------------------------------------------
 Average Federal Funds Purchased                      3,149      2,085
 ---------------------------------------------------------------------
 Average Securities Sold Under Repurchase
  Agreement                                          45,686     49,884
 ---------------------------------------------------------------------
 Average FHLB Advances                               18,698     19,120
 ---------------------------------------------------------------------

CONTACT:  Monroe Bancorp
          Mark D. Bradford, President and Chief Executive Officer
            (812) 331-3455
          Media Contact:
          Ashley Fisher, Marketing Director
            (812) 353-7705
            (800) 319-2664
          Fax: (812) 331-3445
          www.monroebank.com